united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450, Memphis, TN 38137

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq., Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450, Memphis, TN 38137

(Name and address of agent for service)

Registrant's telephone number, including area code: 901-761-2474

Date of fiscal year end: 12/31

Date of reporting period: 12/31/24

Item 1. Reports to Stockholders.

(a)

Longleaf Partners Fund

 (LLPFX)

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Fund	$82	0.79%

How did the Fund perform during the reporting period?

The Longleaf Partners Fund returned 8.80% for 2024 versus the S&P 500’s 25.02% and the Russell 1000 Value’s 14.37%. We grew your money since we wrote to you last January, delivering double-digit returns in aggregate on our investments we still own today while holding more cash than normal. While the fourth quarter was disappointing compared to the market on the short-term scoreboard, the good news is that we improved the portfolio qualitatively and quantitatively through disciplined buying and selling.

Notable contributors

• CNX Resources, Kellanova, Fidelity National Information Services, RTX, PayPal

Notable detractors

• Warner Bros. Discovery, Liberty Broadband, MGM Resorts, IAC, HF Sinclair

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners Fund
Russell 1000® Value Index
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$34,254
$22,580
$15,142
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	Longleaf Partners Fund	Russell 1000® Value Index	S&P 500® Index
Dec-2014	$10,000	$10,000	$10,000
Dec-2015	$8,120	$9,617	$10,138
Dec-2016	$9,802	$11,285	$11,351
Dec-2017	$11,323	$12,827	$13,829
Dec-2018	$9,287	$11,767	$13,223
Dec-2019	$10,663	$14,890	$17,386
Dec-2020	$11,785	$15,306	$20,585
Dec-2021	$14,564	$19,157	$26,494
Dec-2022	$11,178	$17,713	$21,696
Dec-2023	$13,916	$19,743	$27,399
Dec-2024	$15,142	$22,580	$34,254

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Fund	8.80%	7.27%	4.24%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary
15.8%
Industrials
13.4%
Energy
10.8%
Financials
10.7%
Consumer Staples
9.8%
Technology
9.1%
Communications
5.7%
Health Care
5.1%
Short-Term Investments and Other Assets (Liabilities), Net
19.6%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	19.6%
Health Care	5.1%
Communications	5.7%
Technology	9.1%
Consumer Staples	9.8%
Financials	10.7%
Energy	10.8%
Industrials	13.4%
Consumer Discretionary	15.8%

Fund Statistics

Net Assets	$1,267,969,718
Number of Portfolio Holdings	17
Advisory Fee (net of waivers)	$8,631,487
Portfolio Turnover	38%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	80.4%
Short-Term Investments and Other Assets (Liabilities), Net	19.6%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Affiliated Managers Group, Inc.	6.4%
CNX Resources Corporation	6.0%
Fidelity National Information Services, Inc.	5.9%
FedEx Corporation	5.8%
IAC, Inc.	5.7%
Albertsons Companies, Inc. - Class A	5.6%
Mattel, Inc.	5.3%
Bio-Rad Laboratories, Inc. - Class A	5.1%
HF Sinclair Corporation	4.8%
Exor N.V.	4.3%

Changes in and Disagreements with Accountants

On September 18, 2024, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds, and the Audit Committee of the Board of Trustees approved Cohen & Company, Ltd. to serve as the independent registered public accounting firm of the Funds. There were no disagreements with EY during the Funds' two most recent fiscal years or any subsequent interim period.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( southeasternasset.com/investment-offerings/longleaf-partners-fund/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-LLPFX

Longleaf Partners Fund - - (LLPFX)

Annual Shareholder Report - December 31, 2024

Longleaf Partners Global Fund

 (LLGLX)

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Global Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-global-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Global Fund	$111	1.05%

How did the Fund perform during the reporting period?

The Longleaf Partners Global Fund returned 10.50% for 2024, outperforming the FTSE Developed Value index but falling short of the FTSE Developed index. We grew your money since we wrote to you last January, delivering double-digit returns in aggregate on our investments we still own today. While the fourth quarter was disappointing compared to the market on the short-term scoreboard, the good news is that we improved the portfolio qualitatively and quantitatively through disciplined buying and selling.

Notable contributors

• CNX Resources, Kellanova, Millicom, Prosus, Fidelity National Information Services

Notable detractors

• Warner Bros. Discovery, MGM Resorts, Vivendi and Its Spin-offs, Eurofins, IAC

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners Global Fund
FTSE Developed Index - Net Tax TR (USD) Index
$30,000
$20,000
$10,000
$0
$25,404
$15,234
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	Longleaf Partners Global Fund	FTSE Developed Index - Net Tax TR (USD) Index
Dec-2014	$10,000	$10,000
Dec-2015	$8,624	$9,919
Dec-2016	$10,386	$10,668
Dec-2017	$13,120	$13,141
Dec-2018	$11,000	$11,942
Dec-2019	$13,242	$15,198
Dec-2020	$13,714	$17,647
Dec-2021	$14,839	$21,330
Dec-2022	$11,256	$17,458
Dec-2023	$13,787	$21,578
Dec-2024	$15,234	$25,404

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Global Fund	10.50%	2.84%	4.30%
FTSE Developed Index - Net Tax TR (USD) Index	17.73%	10.82%	9.77%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	6.6%
Materials	3.1%
Health Care	4.3%
Technology	4.7%
Industrials	8.9%
Energy	9.7%
Consumer Discretionary	10.7%
Financials	11.8%
Consumer Staples	15.1%
Communications	25.1%

Fund Statistics

Net Assets	$249,624,729
Number of Portfolio Holdings	22
Advisory Fee (net of waivers)	$2,204,540
Portfolio Turnover	62%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	93.4%
Short-Term Investments and Other Assets (Liabilities), Net	6.6%

Country Weighting (% of net assets)

United States
54.5%
France
15.7%
Netherlands
9.5%
Luxembourg
4.4%
Germany
3.4%
Japan
3.1%
Ireland
2.8%
Short-Term Investments and Other Assets (Liabilities), Net
6.6%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	6.6%
Ireland	2.8%
Japan	3.1%
Germany	3.4%
Luxembourg	4.4%
Netherlands	9.5%
France	15.7%
United States	54.5%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Exor N.V.	6.0%
Affiliated Managers Group, Inc.	5.8%
Canal + S.A.	5.6%
CNX Resources Corporation	5.6%
IAC, Inc.	5.4%
FedEx Corporation	5.2%
Albertsons Companies, Inc. - Class A	4.7%
Fidelity National Information Services, Inc.	4.7%
Millicom International Cellular S.A.	4.4%
Bio-Rad Laboratories, Inc. - Class A	4.3%

Changes in and Disagreements with Accountants

On September 18, 2024, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds, and the Audit Committee of the Board of Trustees approved Cohen & Company, Ltd. to serve as the independent registered public accounting firm of the Funds. There were no disagreements with EY during the Funds' two most recent fiscal years or any subsequent interim period.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( southeasternasset.com/investment-offerings/longleaf-partners-global-fund/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-LLGLX

Longleaf Partners Global Fund - - (LLGLX)

Annual Shareholder Report - December 31, 2024

Longleaf Partners International Fund

 (LLINX)

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about Longleaf Partners International Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-international-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners International Fund	$104	1.05%

How did the Fund perform during the reporting period?

Longleaf Partners International Fund returned -1.99% for the year, trailing the relevant indexes. International equity markets remain out of favor, with capital flowing to the US due to its economic and market stability. Additionally, political instability in Europe, including government collapses in France and Germany and economic uncertainty in the UK, combined with leadership turmoil in Asia and Trump’s election and his “America-First” policies reigniting geopolitical risks, have driven international markets to sell off. Weaker than expected policy measures in China, coupled with leadership crises in Japan and South Korea, have further strained investor confidence, making the US a magnet for globally mobile capital. The threat of trade tariffs impacted individual stocks perceived as having high exposure and broader market sentiment. The strong US dollar accounted for much of the Fund’s underperformance towards the end of the year, alongside the market’s distaste toward temporarily out-of-favor companies. Differentiation from the benchmark, particularly with off-benchmark exposure to Mexico and HK/China, affected performance but also offers significant upside potential as these markets recover. Valuations in the portfolio are at attractive levels, with companies delivering strong results, generating free cash flow (FCF), and pursuing smart capital allocation. The fourth quarter was a buyer’s market, providing opportunities to add to undervalued holdings. Starting 2025, the portfolio remains well-positioned for long-term returns, with downside protection and opportunities for significant outperformance.

Notable contributors

• Premier Foods, Accor, Prosus, Millicom, Delivery Hero

Notable detractors

• Becle, Naver, Eurofins, Domino’s Pizza Group, Vivendi and Its Spin-offs, Melco

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners International Fund
FTSE Developed ex North America Index - Net Tax TR (USD) Index
$20,000
$15,000
$10,000
$5,000
$0
$16,509
$13,111
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	Longleaf Partners International Fund	FTSE Developed ex North America Index - Net Tax TR (USD) Index
Dec-2014	$10,000	$10,000
Dec-2015	$9,209	$9,955
Dec-2016	$10,332	$10,098
Dec-2017	$12,836	$12,774
Dec-2018	$11,926	$10,935
Dec-2019	$14,312	$13,284
Dec-2020	$14,137	$14,621
Dec-2021	$14,012	$16,073
Dec-2022	$11,393	$13,616
Dec-2023	$13,378	$16,115
Dec-2024	$13,111	$16,509

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners International Fund	-1.99%	-1.74%	2.75%
FTSE Developed ex North America Index - Net Tax TR (USD) Index	2.45%	4.44%	5.14%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary 37.4%
Consumer Staples 16.6%
Communications 13.5%
Financials 11.9%
Materials 6.1%
Industrials 4.5%
Real Estate 3.2%
Technology 2.3%
Health Care 0.8%
Short-Term Investments and Other Assets (Liabilities), Net 3.7%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	3.7%
Health Care	0.8%
Technology	2.3%
Real Estate	3.2%
Industrials	4.5%
Materials	6.1%
Financials	11.9%
Communications	13.5%
Consumer Staples	16.6%
Consumer Discretionary	37.4%

Fund Statistics

Net Assets	$641,442,839
Number of Portfolio Holdings	30
Advisory Fee (net of waivers)	$6,243,544
Portfolio Turnover	39%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	96.3%
Short-Term Investments and Other Assets (Liabilities), Net	3.7%

Country Weighting (% of net assets)

France
16.5%
United Kingdom
14.0%
Netherlands
9.6%
Hong Kong
7.6%
Japan
7.3%
Mexico
6.7%
Germany
6.1%
Philippines
4.9%
India
4.7%
Luxembourg
4.7%
Other Countries
14.2%
Short-Term Investments and Other Assets (Liabilities), Net
3.7%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	3.7%
Other Countries	14.2%
Luxembourg	4.7%
India	4.7%
Philippines	4.9%
Germany	6.1%
Mexico	6.7%
Japan	7.3%
Hong Kong	7.6%
Netherlands	9.6%
United Kingdom	14.0%
France	16.5%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Accor S.A.	6.3%
Premier Foods PLC	5.4%
Prosus N.V.	5.2%
Jollibee Foods Corporation	4.9%
Millicom International Cellular S.A.	4.8%
HDFC Bank Ltd.	4.7%
Glanbia PLC	4.6%
Eurofins Scientific	4.5%
Domino's Pizza Group PLC	4.2%
Exor N.V.	3.7%

Changes in and Disagreements with Accountants

On September 18, 2024, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds, and the Audit Committee of the Board of Trustees approved Cohen & Company, Ltd. to serve as the independent registered public accounting firm of the Funds. There were no disagreements with EY during the Funds' two most recent fiscal years or any subsequent interim period.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( southeasternasset.com/investment-offerings/longleaf-partners-international-fund/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-LLINX

Longleaf Partners International Fund - - (LLINX)

Annual Shareholder Report - December 31, 2024

Longleaf Partners Small-Cap Fund

 (LLSCX)

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Small-Cap Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-small-cap-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Small-Cap Fund	$100	0.95%

How did the Fund perform during the reporting period?

The Longleaf Partners Small-Cap Fund returned 9.69% for 2024 versus another growth-stock-driven return for the Russell 3000 and Russell 2000 while outperforming the most appropriate benchmark for the Fund, the Russell 2000 Value. We grew your money since we wrote to you last January, delivering double-digit returns in aggregate on our investments we still own today while holding more cash than normal. While the fourth quarter was disappointing compared to the market on the short-term scoreboard, the good news is that we improved the portfolio qualitatively and quantitatively through disciplined buying and selling during the year.

Notable contributors

• CNX Resources, Oscar Health, Liberty Live, Eastman Kodak, Graham Holdings

Notable detractors

• Anywhere Real Estate, Westrock Coffee, Gruma

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners Small-Cap Fund
Russell 2000® Index
Russell 2000® Value Index
Russell 3000® Index
$40,000
$30,000
$20,000
$10,000
$0
$32,604
$21,223
$19,934
$16,999
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	Longleaf Partners Small-Cap Fund	Russell 2000® Index	Russell 2000® Value Index	Russell 3000® Index
Dec-2014	$10,000	$10,000	$10,000	$10,000
Dec-2015	$9,395	$9,559	$9,253	$10,048
Dec-2016	$11,319	$11,595	$12,190	$11,327
Dec-2017	$12,336	$13,294	$13,146	$13,721
Dec-2018	$11,532	$11,830	$11,455	$13,002
Dec-2019	$13,798	$14,849	$14,020	$17,035
Dec-2020	$14,370	$17,813	$14,669	$20,593
Dec-2021	$15,977	$20,453	$18,816	$25,877
Dec-2022	$12,897	$16,273	$16,091	$20,907
Dec-2023	$15,497	$19,028	$18,448	$26,334
Dec-2024	$16,999	$21,223	$19,934	$32,604

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Small-Cap Fund	9.69%	4.26%	5.45%
Russell 2000® Index	11.54%	7.40%	7.82%
Russell 2000® Value Index	8.05%	7.29%	7.14%
Russell 3000® Index	23.81%	13.86%	12.55%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Effective May 1, 2024, the Fund changed its broad-based securities market index to the Russell 3000 Index due to regulatory requirements. The Fund retained the Russell 2000 Index as a performance benchmark because it is more closely aligned with the Fund’s investment strategy.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary
31.9%
Consumer Staples
19.7%
Real Estate
16.7%
Health Care
6.1%
Energy
5.8%
Financials
5.1%
Communications
2.1%
Short-Term Investments and Other Assets (Liabilities), Net
12.6%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	12.6%
Communications	2.1%
Financials	5.1%
Energy	5.8%
Health Care	6.1%
Real Estate	16.7%
Consumer Staples	19.7%
Consumer Discretionary	31.9%

Fund Statistics

Net Assets	$690,069,210
Number of Portfolio Holdings	19
Advisory Fee (net of waivers)	$6,300,896
Portfolio Turnover	27%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	74.5%
Preferred Stocks	12.9%
Short-Term Investments and Other Assets (Liabilities), Net	12.6%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%	12.9%
Oscar Health, Inc. - Class A	6.1%
Gruma, S.A.B. DE C.V. - Class B	6.0%
Graham Holdings Company - Class B	5.9%
CNX Resources Corporation	5.9%
Mattel, Inc.	5.6%
PotlatchDeltic Corporation	5.6%
White Mountains Insurance Group Ltd.	5.1%
Atlanta Braves Holdings, Inc. - Class C	4.7%
Park Hotels & Resorts, Inc.	4.7%

Changes in and Disagreements with Accountants

On September 18, 2024, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds, and the Audit Committee of the Board of Trustees approved Cohen & Company, Ltd. to serve as the independent registered public accounting firm of the Funds. There were no disagreements with EY during the Funds' two most recent fiscal years or any subsequent interim period.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( southeasternasset.com/investment-offerings/longleaf-partners-small-cap-fund/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-LLSCX

Longleaf Partners Small-Cap Fund - - (LLSCX)

Annual Shareholder Report - December 31, 2024

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not Applicable
(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.
(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(e)	N/A
(f)	This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 - $84,000

2023 - $135,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 - $18,000

2023 - $41,690

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2023 and 2024, respectively.

(e)(1)

Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2)	No percentage of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2023 and 2024, respectively are disclosed in (b)-(d) above. There were no non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years.

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

# *Annual Financial Statements and Additional Information*

December 31, 2024

Partners Fund
Small-Cap Fund
International Fund
Global Fund

Longleaf Partners Funds

Portfolio of Investments	/ 1
Partners Fund
December 31, 2024

Common Stocks
	Shares	Value	% of Net Assets
Aerospace & Defense
RTX Corporation	450,782	$52,164,493	4.1%
Apparel & Textile Products
PVH Corporation	437,447	46,260,020	3.6
Asset Management
Affiliated Managers Group, Inc.	440,155	81,393,463	6.4
Exor N.V. (Netherlands)	593,120	54,408,760	4.3
		135,802,223	10.7
Food
The Kraft Heinz Company	1,728,800	53,091,448	4.2
Internet Media & Services
IAC, Inc.(a)	1,678,623	72,415,796	5.7
Leisure Facilities & Services
Hyatt Hotels Corporation - Class A	227,601	35,728,805	2.8
MGM Resorts International(a)	1,490,343	51,640,384	4.1
		87,369,189	6.9
Leisure Products
Mattel, Inc.(a)	3,772,498	66,886,390	5.3
Machinery
CNH Industrial N.V. (Netherlands)	3,871,492	43,864,004	3.5
Medical Equipment & Devices
Bio-Rad Laboratories, Inc. - Class A(a)	196,969	64,706,286	5.1
Oil & Gas Producers
CNX Resources Corporation(a)	2,066,138	75,765,280	6.0
Renewable Energy
HF Sinclair Corporation	1,723,371	60,404,154	4.8
Retail - Consumer Staples
Albertsons Companies, Inc. – Class A	3,638,259	71,455,407	5.6
Technology Services
Fidelity National Information Services, Inc.	929,871	75,105,681	5.9
PayPal Holdings, Inc.(a)	467,763	39,923,572	3.2
		115,029,253	9.1
Transportation & Logistics
FedEx Corporation	263,853	74,229,765	5.8
Total Common Stocks (Cost $862,634,028)		1,019,443,708	80.4

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 3.61%, dated 12/31/2024, due 01/02/2025, Repurchase price $260,208,176 (Collateral: $265,359,120 U.S. Treasury Notes, 4.250% due 8/15/2054, par $284,281,700) (Cost $260,156,000)	260,156,000	260,156,000	20.5
Total Investments - (Cost $1,122,790,028)		1,279,599,708	100.9
Other Assets (Liabilities), Net		(11,629,990)	(0.9)
Net Assets		$1,267,969,718	100.0%

(a)	Non-income producing security.

See accompanying notes to financial statements.

Portfolio of Investments	/ 2
Small-Cap Fund
December 31, 2024

Common Stocks
	Shares	Value	% of Net Assets
Beverages
The Boston Beer Company, Inc. - Class A(a)	106,204	$31,859,076	4.6%
Westrock Coffee Company(a)(b)	4,767,743	30,608,910	4.5
		62,467,986	9.1
Consumer Services
Graham Holdings Company - Class B	46,704	40,722,152	5.9
Food
Dole PLC	2,349,513	31,812,406	4.6
Gruma, S.A.B. DE C.V. (Mexico)	2,669,893	41,662,736	6.0
		73,475,142	10.6
Health Care Facilities & Services
Oscar Health, Inc. - Class A(a)	3,126,349	42,018,131	6.1
Insurance
White Mountains Insurance Group Ltd.	17,921	34,857,420	5.1
Leisure Facilities & Services
Atlanta Braves Holdings, Inc. - Class C(a)	849,991	32,520,656	4.7
Hyatt Hotels Corporation - Class A	121,746	19,111,687	2.8
		51,632,343	7.5
Leisure Products
Mattel, Inc.(a)	2,187,910	38,791,644	5.6
Oil & Gas Producers
CNX Resources Corporation(a)	1,101,227	40,381,994	5.9
Publishing & Broadcasting
Liberty Media Corporation Liberty Live - Class A(a)	55,176	3,672,515	0.5
Liberty Media Corporation Liberty Live - Class C(a)	159,077	10,826,780	1.6
		14,499,295	2.1
Real Estate Owners & Developers
Howard Hughes Holdings, Inc.(a)	217,064	16,696,563	2.4
Real Estate Services
Anywhere Real Estate, Inc.(a)(b)	3,443,493	11,363,527	1.6
REITs
Empire State Realty Trust, Inc.	1,554,665	16,044,143	2.3
Park Hotels & Resorts, Inc.	2,308,391	32,479,061	4.7
PotlatchDeltic Corporation	987,727	38,768,285	5.6
		87,291,489	12.6
Total Common Stocks (Cost $381,699,039)		514,197,686	74.5

Preferred Stocks
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00% (Cost $95,452,160)(b)(c)(d)	932,150	89,113,540	12.9

See accompanying notes to financial statements.

/ 3

Short-Term Obligations

	Principal Amount	Value	% of Net Assets
Repurchase Agreement with State Street Bank, 3.61%, dated 12/31/2024, due 01/02/2025 Repurchase price $85,367,117 (Collateral: $87,057,000 U.S. Treasury Bonds, 4.250% due 08/15/2054, Par $93,265,000) (Cost $85,350,000)	85,350,000	$85,350,000	12.4%
Total Investments - (Cost $562,501,199)		688,661,226	99.8
Other Assets (Liabilities), Net		1,407,984	0.2
Net Assets		$690,069,210	100.0%

(a)	Non-income producing security.

(b)	Affiliated security during the period.

(c)	Value determined using significant unobservable inputs.

(d)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at December 31, 2024 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).

See accompanying notes to financial statements.

Portfolio of Investments	/ 4
International Fund
December 31, 2024

Common Stocks
	Shares	Value	% of Net Assets
Advertising & Marketing
Havas BV (Netherlands)	2,605,733	$4,379,510	0.7%
Apparel & Textile Products
Compagnie Financiere Richemont S.A. (Switzerland)	149,885	22,677,733	3.5
Samsonite International S.A. (Hong Kong)	6,903,000	19,036,236	3.0
		41,713,969	6.5
Asset Management
Exor N.V. (Netherlands)	258,852	23,732,700	3.7
Banking
HDFC Bank Ltd. (India)	1,468,537	30,386,390	4.7
Beverages
Becle S.A.B. de C.V. (Mexico)	17,552,009	19,816,323	3.1
Chemicals
Kansai Paint Company Ltd. (Japan)	1,440,800	20,593,899	3.2
LANXESS A.G. (Germany)	757,573	18,523,865	2.9
		39,117,764	6.1
Commercial Support Services
Eurofins Scientific (France)	565,595	28,849,378	4.5
Entertainment Content
Canal + SA. (France)	3,760,317	9,556,856	1.5
Food
Glanbia PLC (Ireland)	2,136,300	29,501,860	4.6
Gruma, S.A.B. DE C.V. (Mexico)	1,478,217	23,067,054	3.6
Premier Foods PLC (United Kingdom)	14,639,233	34,383,154	5.4
		86,952,068	13.6
Home & Office Products
Man Wah Holdings Ltd. (Hong Kong)	23,169,500	14,288,004	2.2
Internet Media & Services
Delivery Hero S.E.(a) (Germany)	726,807	20,419,565	3.2
NAVER Corporation (South Korea)	124,739	16,595,679	2.6
Prosus N.V. (Netherlands)	845,302	33,582,650	5.2
		70,597,894	11.0
Leisure Facilities & Services
Accor S.A. (France)	830,378	40,391,422	6.3
Domino’s Pizza Group PLC (United Kingdom)	6,907,395	27,240,772	4.3
Entain PLC (United Kingdom)	1,511,301	12,974,307	2.0
H World Group Ltd. (China)	905,200	2,993,886	0.5
H World Group Ltd. - ADR (China)	588,001	19,421,673	3.0
Jollibee Foods Corporation (Philippines)	6,818,370	31,574,135	4.9
Melco Resorts & Entertainment Ltd. - ADR(a) (Hong Kong)	2,673,095	15,477,220	2.4
		150,073,415	23.4
Medical Equipment & Devices
Menicon Company Ltd.(a) (Japan)	595,400	5,297,456	0.8
Publishing & Broadcasting
Louis Hachette Group (France)	3,267,930	5,111,959	0.8

See accompanying notes to financial statements.

/ 5

Common Stocks

	Shares	Value	% of Net Assets
Real Estate Services
Katitas Company, Ltd. (Japan)	1,439,700	$20,636,492	3.2%
Specialty Finance
Edenred S.E.(a) (France)	669,933	22,026,799	3.4
Technology Services
Allfunds Group PLC(a) (United Kingdom)	2,857,727	14,953,524	2.3
Telecommunications
Millicom International Cellular S.A.(a) (Luxembourg)	1,217,538	30,450,626	4.8
Total Common Stocks (Cost $551,624,898)		617,941,127	96.3

Short-term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 3.61%, dated 12/31/2024, due 01/02/2025 Repurchase price $19,502,911 (Collateral: $19,888,980 U.S. Treasury Bond, 4.250% due 08/15/2054, Par $21,307,300) (Cost $19,499,000)	19,499,000	19,499,000	3.1
Total Investments - (Cost $571,123,898)		637,440,127	99.4
Other Assets (Liabilities), Net		4,002,712	0.6
Net Assets		$641,442,839	100.0%

ADR - American Depositary Receipt.

(a)	Non-income producing security.

See accompanying notes to financial statements.

Portfolio of Investments	/ 6
Global Fund
December 31, 2024

Common Stocks
	Shares	Value	% of Net Assets
Asset Management
Affiliated Managers Group, Inc.	78,650	$14,543,958	5.8%
Exor N.V. (Netherlands)	163,632	15,002,508	6.0
		29,546,466	11.8
Chemicals
Kansai Paint Company Ltd. (Japan)	544,400	7,781,315	3.1
Commercial Support Services
Eurofins Scientific (France)	181,200	9,242,492	3.7
Entertainment Content
Bollore S.E.(a) (France)	1,210,517	7,444,217	3.0
Canal + S.A. (France)	5,533,136	14,062,481	5.6
		21,506,698	8.6
Food
Glanbia PLC (Ireland)	503,552	6,953,949	2.8
The Kraft Heinz Company	317,900	9,762,709	3.9
		16,716,658	6.7
Household Products
Reckitt Benckiser Group PLC(a)	151,321	9,160,103	3.7
Internet Media & Services
Delivery Hero S.E.(a) (Germany)	303,729	8,533,234	3.4
IAC, Inc.(a)	308,681	13,316,498	5.4
Prosus N.V. (Netherlands)	220,298	8,752,127	3.5
		30,601,859	12.3
Leisure Facilities & Services
MGM Resorts International(a)	282,637	9,793,372	3.9
Leisure Products
Mattel, Inc.(a)	456,579	8,095,146	3.2
Medical Equipment & Devices
Bio-Rad Laboratories, Inc. - Class A(a)	32,673	10,733,407	4.3
Oil & Gas Producers
CNX Resources Corporation(a)	379,392	13,912,305	5.6
Publishing & Broadcasting
Louis Hachette Group (France)	5,357,574	8,380,749	3.4
Renewable Energy
HF Sinclair Corporation	291,509	10,217,390	4.1
Retail - Consumer Staples
Albertsons Companies, Inc. – Class A	596,246	11,710,271	4.7
Technology Services
Fidelity National Information Services, Inc.	144,449	11,667,146	4.7
Telecommunications
Millicom International Cellular S.A.(a) (Luxembourg)	441,273	11,036,238	4.4
Transportation & Logistics
FedEx Corporation	46,285	13,021,359	5.2
Total Common Stocks (Cost $207,784,416)		233,122,974	93.4

See accompanying notes to financial statements.

/ 7

Short-Term Obligations

	Par Value	Value	% of Net Assets
Repurchase Agreement with State Street Bank, 3.61%, dated 12/31/2024, due 01/02/2025 Repurchase price $16,669,342 (Collateral: $16,999,320 U.S. Treasury Bond, 4.250% due 08/15/2054, Par $18,211,600) (Cost $16,666,000)	16,666,000	$16,666,000	6.7%
Total Investments - (Cost $224,450,416)		249,788,974	100.1
Other Assets (Liabilities), Net		(164,245)	(0.1)
Net Assets		$249,624,729	100.0%

(a)	Non-income producing security.

See accompanying notes to financial statements.

Statements of Assets and Liabilities	/ 8
at December 31, 2024

	Partners	Small-Cap	International	Global
	Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at cost	$862,634,028	$336,385,741	$551,624,898	$207,784,416
Investments in affiliated securities, at cost	—	140,765,458	—	—
Investments in repurchase agreements, at cost	260,156,000	85,350,000	19,499,000	16,666,000
Total Securities, at cost	$1,122,790,028	$562,501,199	$571,123,898	$224,450,416
Investments in unaffiliated securities, at fair value	$1,019,443,708	$483,588,776	$617,941,127	$233,122,974
Investments in affiliated securities, at fair value	—	119,722,450	—	—
Investments in repurchase agreements, at fair value	260,156,000	85,350,000	19,499,000	16,666,000
Total Securities, at fair value	$1,279,599,708	$688,661,226	$637,440,127	$249,788,974
Cash	161	537	135	534
Foreign Cash (Cost $—, $—. $— and $499,867, respectively)	—	—	—	499,867
Receivable from:
Dividends and interest	390,205	1,696,975	449,437	65,544
Foreign tax reclaims	—	470,251	1,223,190	46,278
Fund shares sold	323,912	12,252	71,633	—
Securities sold	—	—	6,795,854	—
Currency exchange contracts	—	—	14,938	—
Other Assets	37,773	23,064	20,273	6,659
Total Assets	1,280,351,759	690,864,305	646,015,587	250,407,856
Liabilities:
Due to custodian, Foreign Cash (Cost $749, $—, $1,589 and $,—, respectively)	776	—	1,917	—
Payable for:
Fund shares redeemed	11,353,212	99,011	58,496	—
Securities purchased	—	—	3,808,390	507,692
Investment Counsel fee	852,686	550,915	478,850	183,073
Administration fee	33,196	18,263	16,888	6,389
Shareholder servicing fee	44,928	40,187	19,543	5,273
Other accrued expenses	97,243	86,719	188,664	80,700
Total Liabilities	12,382,041	795,095	4,572,748	783,127
Net Assets	$1,267,969,718	$690,069,210	$641,442,839	$249,624,729
Net Assets:
Paid in capital	$1,090,257,517	$912,052,646	$700,039,848	$228,477,679
Total distributable earnings (accumulated losses)	177,712,201	(221,983,436)	(58,597,009)	21,147,050
Net Assets	$1,267,969,718	$690,069,210	$641,442,839	$249,624,729

Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	52,141,315	25,219,156	42,566,216	18,981,948

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$24.32	$27.36	$15.07	$13.15

See accompanying notes to financial statements.

Statements of Operations	/ 9
For the Year Ended December 31, 2024

	Partners	Small-Cap	International	Global
	Fund	Fund	Fund	Fund
Investment Income:
Dividends from non-affiliates (net foreign tax withheld of $113,249, $76,643, $949,642 and $110,112, respectively)	$11,698,371	$5,184,887	$27,860,608	$11,118,175
Dividends from affiliates	—	3,728,600	—	—
Interest from non-affiliates	11,261,547	4,501,733	1,523,659	836,859
Total Investment Income	22,959,918	13,415,220	29,384,267	11,955,034
Expenses:
Investment Counsel fee	10,965,894	6,991,652	7,405,625	2,817,383
Administration fees	710,440	436,779	381,046	133,428
Transfer agent fees and expenses	488,391	240,053	237,322	79,581
Trustees’ fees and expenses	174,401	111,926	92,158	32,823
Custodian fees	39,513	31,135	219,951	42,010
Compliance officer fees	15,070	10,054	10,051	7,035
Other	437,871	455,649	413,888	130,140
Total Expenses	12,831,580	8,277,248	8,760,041	3,242,400
Expenses waived	(2,334,407)	(690,756)	(1,162,081)	(612,843)
Net Expenses	10,497,173	7,586,492	7,597,960	2,629,557
Net Investment Income	12,462,745	5,828,728	21,786,307	9,325,477
Realized and Unrealized Gain (Loss) Realized gain (loss):
Non-affiliated securities	89,837,281	144,272,184	5,863,681	13,566,143
Affiliated securities	—	(20,844,509)	—	—
Foreign currency transactions	20,021	42,447	216,901	(15,384)
Net Realized Gain	89,857,302	123,470,122	6,080,582	13,550,759
Change in unrealized appreciation (depreciation)
Non-affiliated securities	10,868,601	(61,373,787)	(38,637,824)	1,158,085
Affiliated securities	—	8,493,318	—	—
Foreign currency translations	(27)	(33,363)	(224,251)	(3,272)
Net Change in Unrealized Appreciation (Depreciation)	10,868,574	(52,913,832)	(38,862,075)	1,154,813
Net Realized and Unrealized Gain (Loss)	100,725,876	70,556,290	(32,781,493)	14,705,572
Net Increase (Decrease) in Net Assets Resulting from Operations	$113,188,621	$76,385,018	$(10,995,186)	$24,031,049

See accompanying notes to financial statements.

Statements of Changes in Net Assets	/ 10

	Partners Fund		Small-Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income	$12,462,745	$9,096,616	$5,828,728	$4,897,186
Net realized gain (loss) from investments and foreign currency transactions	89,857,302	(31,221,717)	123,470,122	(129,402,387)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	10,868,574	310,608,765	(52,913,832)	294,730,846
Net increase in net assets resulting from operations	113,188,621	288,483,664	76,385,018	170,225,645
Distributions to Shareholders:
Total distributions	(12,910,916)	(9,119,994)	(770,458)	(8,000,969)
Capital Share Transactions:
Net proceeds from sale of shares	8,844,256	9,168,107	19,328,373	46,947,727
Reinvestment of shareholder distributions	11,646,725	8,236,215	665,051	7,080,200
Cost of shares redeemed	(221,812,905)	(163,543,023)	(259,056,415)	(541,779,007)
Net decrease in net assets from capital share transactions	(201,321,924)	(146,138,701)	(239,062,991)	(487,751,080)
Total increase (decrease) in net assets	(101,044,219)	133,224,969	(163,448,431)	(325,526,404)
Net Assets:
Beginning of year	1,369,013,937	1,235,788,968	853,517,641	1,179,044,045
End of year	$1,267,969,718	$1,369,013,937	$690,069,210	$853,517,641
Capital Share Transactions:
Issued	366,936	442,372	697,124	2,075,815
Reinvested	481,071	368,347	24,079	287,462
Redeemed	(9,330,358)	(7,881,033)	(9,679,944)	(24,381,713)
Net decrease in shares outstanding	(8,482,351)	(7,070,314)	(8,958,741)	(22,018,436)

See accompanying notes to financial statements.

/ 11

	International Fund		Global Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$21,786,307	$11,430,813	$9,325,477	$(119,037)
Net realized gain (loss) from investments and foreign currency transactions	6,080,582	28,438,425	13,550,759	(6,372,342)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(38,862,075)	76,202,893	1,154,813	55,431,538
Net increase (decrease) in net assets resulting from operations	(10,995,186)	116,072,131	24,031,049	48,940,159
Distributions to Shareholders:
Total distributions	(22,333,391)	(13,805,104)	(7,732,178)	(357,973)
Capital Share Transactions:
Net proceeds from sale of shares	35,217,345	40,557,181	15,163,266	2,490,946
Reinvestment of shareholder distributions	16,134,680	10,284,540	7,086,856	329,751
Cost of shares redeemed	(98,819,375)	(123,596,162)	(42,925,126)	(22,800,794)
Net decrease in net assets from capital share transactions	(47,467,350)	(72,754,441)	(20,675,004)	(19,980,097)
Total increase (decrease) in net assets	(80,795,927)	29,512,586	(4,376,133)	28,602,089
Net Assets:
Beginning of year	722,238,766	692,726,180	254,000,862	225,398,773
End of year	$641,442,839	$722,238,766	$249,624,729	$254,000,862
Capital Share Transactions:
Issued	2,204,818	2,630,438	1,082,379	214,949
Reinvested	1,062,891	646,826	543,888	26,787
Redeemed	(6,056,777)	(8,050,292)	(3,333,402)	(2,007,698)
Net decrease in shares outstanding	(2,789,068)	(4,773,028)	(1,707,135)	(1,765,962)

See accompanying notes to financial statements.

Notes to Financial Statements	/ 12

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, organized on November 26, 1986, which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the portfolio managers and principal executive officer of the Funds who are responsible for the oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Board. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

/ 13

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by Southeastern in accordance with procedures adopted by and under the general supervision of the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions

The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the NYSE market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Expenses

Expenses of the Trust that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are allocated among the Funds based either on an equal proration or based on average net assets of each Fund.

/ 14

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2021 through 2024), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the year.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets
0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets
0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets
0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets
1.00% in excess of $500 million

Investment Counsel fees payable at December 31, 2024 and Investment Counsel fees expense for the year ended December 31, 2024 are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	0.79%
Small-Cap Fund	0.95
International Fund	1.05
Global Fund	1.05

Expenses waived and/or reimbursed for the year ended December 31, 2024 are disclosed on the Statements of Operations and are not subject to recoupment by Southeastern. The fee-waiver agreements are in effect through at least April 30, 2025. These agreements may not be terminated without Board approval.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. The Funds pay a fee as compensation for these services, accrued daily and paid monthly. Effective May 1, 2024, the fee is 0.03% per annum of average daily net assets. Prior to May 1, 2024, the fee was of 0.10% per annum of average daily net assets. Administration fee payable at December 31, 2024 and Administration fee expense for the year ended December 31, 2024 are disclosed in the Statements of Assets and Liabilities and Statements of Operations, respectively.

/ 15

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons”, as defined in the 1940 Act, of the Trust, each receives annual compensation of $90,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern. Trustee fees and expenses for the period ended December 31, 2024 are disclosed in the Statements of Operations. There were no Trustee fees payable at December 31, 2024.

Note 4. Investment Transactions

Purchases and sales of investment securities for the year ended December 31, 2024 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales
Partners Fund	$411,343,403	$685,248,726
Small-Cap Fund	188,205,977	381,876,777
International Fund	262,351,876	282,762,276
Global Fund	144,696,202	159,970,330

Note 5. Related Ownership

At December 31, 2024, officers, employees of Southeastern and their families, Fund Trustees, the Southeastern retirement plan and other affiliates owned the following:

% of Fund
Partners Fund	33%*
Small-Cap Fund	22*
International Fund	45*
Global Fund	77*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Affiliated companies during the year ended December 31, 2024 were as follows:

							Net Unrealized
						Net Realized	Appreciation
						Gain (Loss)	(Depreciation)
	Shares at	Value at				1/1/24 to	1/1/24 to	Value at
	12/31/24	12/31/23	Purchases	Sales	Dividends	12/31/24	12/31/24	12/31/24
Small-Cap Fund
Common Stocks
Anywhere Real Estate, Inc.*^ (Real Estate Services)	3,443,493	$46,308,651	$—	$12,560,298	$—	$(20,723,376)	$(1,661,450)	$11,363,527
Westrock Coffee Company* (Beverages)	4,767,743	53,411,532	—	4,514,397	—	(121,133)	(18,167,092)	30,608,910
Preferred Stock
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(a)(b) (Consumer Services)	932,150	76,529,515	—	—	3,728,600	—	12,584,025	89,113,540
		$176,249,698	$—	$17,074,695	$3,728,600	$(20,844,509)	$(7,244,517)	$131,085,977

*	Non-income producing security.

^	Not an affiliate at the end of the period.

(a)	Restricted security, see Portfolio of Investments for additional disclosures.

(b)	Value determined using significant unobservable inputs.

/ 16

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ investments at December 31, 2024 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,019,443,708	$—	$—	$1,019,443,708
Short-Term Obligations	—	260,156,000	—	260,156,000
	$1,019,443,708	$260,156,000	$—	$1,279,599,708
Small-Cap Fund
Common Stocks	$514,197,686	$—	$—	$514,197,686
Preferred Stock	—	—	89,113,540	89,113,540
Short-Term Obligations	—	85,350,000	—	85,350,000
	$514,197,686	$85,350,000	$89,113,540	$688,661,226
International Fund
Common Stocks	$279,778,952	$338,162,175	$—	$617,941,127
Short-Term Obligations	—	19,499,000	—	19,499,000
	$279,778,952	$357,661,175	$—	$637,440,127
Global Fund
Common Stocks	$177,538,390	$55,584,584	$—	$233,122,974
Short-Term Obligations	—	16,666,000	—	16,666,000
	$177,538,390	$72,250,584	$—	$249,788,974

The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing the income approach, which includes an analysis of various factors and subjective assumptions, including the current common stock price of the issuer, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because a variety of factors and inputs, both observable and unobservable, are considered in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.

					Value or	Impact to Valuation
	Investments in	Fair Value	Valuation	Unobservable	Range of	from an Increase
Fund	Securities	(000s)	Technique	Input	Input	in Input*
Small-Cap Fund	Preferred Stock	$89,114	Binomial Lattice Pricing	Straight Debt Yield	14.50%	Decrease
				Expected Volatility	47%	Increase

*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

/ 17

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2024:

Small-Cap Fund
Fair Value at December 31, 2023	$76,529,515
Change in unrealized appreciation(a)	12,584,025
Fair Value at December 31, 2024	$89,113,540

(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated securities. The entire amount relates to assets held as of December 31, 2024.

Note 8. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each Fund as of December 31, 2024 were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Partners Fund	$1,123,190,452	$241,113,204	$(84,703,948)	$156,409,256
Small-Cap Fund	565,773,644	167,632,155	(44,744,573)	122,887,582
International Fund	571,123,898	124,517,980	(58,201,751)	66,316,229
Global Fund	226,228,881	41,443,900	(17,883,807)	23,560,093

The tax character of fund distributions paid for the year ended December 31, 2024 and December 31, 2023 was as follows:

	Ordinary	Long-Term	Return of
For fiscal year ended 12/31/2024	Income	Capital Gains	Capital	Total
Partners Fund	$12,910,916	$—	$—	$12,910,916
Small-Cap Fund	770,458	—	—	770,458
International Fund	22,333,391	—	—	22,333,391
Global Fund	7,732,178	—	—	7,732,178

	Ordinary	Long-Term	Return of
For fiscal year ended 12/31/2023	Income	Capital Gains	Capital	Total
Partners Fund	$9,119,994	$—	$—	$9,119,994
Small-Cap Fund	8,000,969	—	—	8,000,969
International Fund	13,805,104	—	—	13,805,104
Global Fund	357,973	—	—	357,973

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October		Other	Unrealized
	Ordinary	Long-Term	Loss and Late	Capital Loss	Book/Tax	Appreciation/	Total Accumulated
	Income	Capital Gains	Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Partners Fund	$21,302,974	$—	$—	$—	$—	$156,409,227	$177,712,201
Small-Cap Fund	5,869,501	—	—	(350,682,919)	—	122,829,982	(221,983,436)
International Fund	27,443	—	(17,974,469)	(106,913,687)	—	66,263,704	(58,597,009)
Global Fund	1,577,915	—	—	(3,987,762)	—	23,556,897	21,147,050

/ 18

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $29, $57,600, $52,525 and $ 3,196 for the Partners Fund, Small-Cap Fund, International Fund and Global Fund, respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Partners Fund	$—
Small-Cap Fund	—
International Fund	41,264
Global Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Partners Fund	$—
Small-Cap Fund	—
International Fund	17,933,205
Global Fund	—

At December 31, 2024, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized in the current year as follows:

				CLCF
	Short-Term	Long-Term	Total	Utilized
Partners Fund	$—	$—	$—	$55,391,376
Small-Cap Fund	67,225,768	283,457,151	350,682,919	118,668,159
International Fund	89,823,492	17,090,195	106,913,687	23,796,875
Global Fund	3,987,762	—	3,987,762	13,655,961

During the fiscal year ended December 31, 2024, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses and adjustments for use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2024 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Partners Fund	$1,134,398	$(1,134,398)
Small-Cap Fund	—	—
International Fund	(126,834)	126,834
Global Fund	—	—

Note 9. Commitments and Contingencies

The Funds indemnify the Board for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

/ 19

Note 10. Principal Risks

The following is a summary of the principal risks of investing in the Funds, please see the Funds’ prospectus for a complete discussion of these and other risks.

Stock Market Risk – Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest and the like. If a Fund’s price declines and you redeem your shares, you could lose money.

Non-Diversification Risk – Because the Funds are non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Funds’ total return, and share value could fluctuate more than if a greater number of securities were held.

Small-Cap Risks – Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Non-U.S. Investment Risks – Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market liquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Funds may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Focused Geographic Risks – The Funds do not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Large Shareholder Transaction Risk – Certain shareholders may from time to time own a substantial amount of the shares of the Funds. The Funds may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Funds. Large redemptions may cause the Funds to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Funds’ expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Note 11. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights	/ 20

The presentation is for a share outstanding throughout each year.

Partners Fund

	Year Ended December 31,
	2024		2023		2022		2021		2020
Net Asset Value Beginning of Year	$22.58		$18.26		$24.81		$21.73		$20.30
Net Investment Income(a)	0.22		0.14		0.18		0.22		0.23
Net Realized and Unrealized Gain (Loss)	1.77		4.33		(5.91)		4.79		1.90
Total from Investment Operations	1.99		4.47		(5.73)		5.01		2.13
Distributions from Net Investment Income	(0.25)		(0.15)		(0.20)		(0.23)		(0.23)
Distributions from Net Realized Capital Gains	—		—		(0.62)		(1.70)		(0.47)
Total Distributions	(0.25)		(0.15)		(0.82)		(1.93)		(0.70)
Net Asset Value End of Year	$24.32		$22.58		$18.26		$24.81		$21.73
Total return	8.80%		24.49%		(23.25)%		23.58%		10.53%
Net Assets End of Year (thousands)	$1,267,970		$1,369,014		$1,235,789		$1,802,205		$1,655,311
Ratio of Expenses to Average Net Assets(c)	0.79%		0.79%		0.79%		0.79%		0.79%
Ratio of Net Investment Income to Average Net Assets	0.94%		0.68%		0.82%		0.86%		1.23%
Portfolio Turnover Rate	38%		43%		39%		35%		37%

Small-Cap Fund
	Year Ended December 31,
	2024		2023		2022		2021		2020
Net Asset Value Beginning of Year	$24.97		$20.98		$26.30		$23.85		$24.27
Net Investment Income(a)	0.19		0.11		0.20		0.16		0.18
Net Realized and Unrealized Gain (Loss)	2.23		4.11		(5.27)		2.51		0.79 (b)
Total from Investment Operations	2.42		4.22		(5.07)		2.67		0.97
Distributions from Net Investment Income	(0.03)		(0.23)		(0.25)		(0.22)		(0.55)
Distributions from Net Realized Capital Gains	—		—		—		—		(0.82)
Return of Capital	—		—		—		—		(0.02)
Total Distributions	(0.03)		(0.23)		(0.25)		(0.22)		(1.39)
Net Asset Value End of Year	$27.36		$24.97		$20.98		$26.30		$23.85
Total return	9.69%		20.15%		(19.27)%		11.18%		4.14%
Net Assets End of Year (thousands)	$690,069		$853,518		$1,179,044		$1,829,722		$1,836,719
Ratio of Expenses to Average Net Assets	0.95	% (c)	0.95	% (c)	0.95	% (c)	0.96	% (c)	0.96%
Ratio of Net Investment Income to Average Net Assets	0.73%		0.50%		0.84%		0.61%		0.89%
Portfolio Turnover Rate	27%		24%		18%		33%		33%

(a)	Computed using average shares outstanding throughout the year.

(b)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund’s changes in the net realized and unrealized gain (loss) on investments for the period.

(c)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended December 31, 2024, 2023, 2022, 2021, and 2020 were 0.97%, 1.05%, 1.03%, 1.00%, and 1.03%, respectively. The Small-Cap Fund expense ratio before waiver for the periods ended December 31, 2024, 2023, 2022, and 2021 were 1.04%, 1.07%, 1.01%, and 0.97%, respectively.

/ 21

International Fund

	Year Ended December 31,
	2024		2023	2022	2021	2020
Net Asset Value Beginning of Year	$15.92		$13.82	$17.11	$17.38	$17.68
Net Investment Income(a)	0.50		0.24	0.08	0.09	0.07
Net Realized and Unrealized Gain (Loss)	(0.81)		2.17	(3.28)	(0.24)	(0.29)
Total from Investment Operations	(0.31)		2.41	(3.20)	(0.15)	(0.22)
Distributions from Net Investment Income	(0.54)		(0.31)	(0.09)	(0.12)	(0.08)
Total Distributions	(0.54)		(0.31)	(0.09)	(0.12)	(0.08)
Net Asset Value End of Year	$15.07		$15.92	$13.82	$17.11	$17.38
Total return	(1.99)%		17.42%	(18.69)%	(0.89)%	(1.22)%
Net Assets End of Year (thousands)	$641,443		$722,239	$692,726	$1,280,072	$1,166,163
Ratio of Expenses to Average Net Assets(b)	1.05%		1.13%	1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.06	% (c)	1.56%	0.56%	0.47%	0.46%
Portfolio Turnover Rate	39%		26%	27%	27%	28%

Global Fund
	Year Ended December 31,
	2024		2023	2022	2021	2020
Net Asset Value Beginning of Year	$12.28		$10.04	$13.34	$13.26	$13.19
Net Investment Income (Loss)(a)	0.49		(0.01)	0.04	0.09	0.08
Net Realized and Unrealized Gain (Loss)	0.80		2.27	(3.25)	0.94	0.39
Total from Investment Operations	1.29		2.26	(3.21)	1.03	0.47
Distributions from Net Investment Income	(0.42)		(0.02)	(0.01)	(0.07)	(0.07)
Distributions from Net Realized Capital Gains	—		—	(0.08)	(0.88)	(0.33)
Total Distributions	(0.42)		(0.02)	(0.09)	(0.95)	(0.40)
Net Asset Value End of Year	$13.15		$12.28	$10.04	$13.34	$13.26
Total return	10.50%		22.48%	(24.15)%	8.20%	3.57%
Net Assets End of Year (thousands)	$249,625		$254,001	$225,399	$343,327	$342,621
Ratio of Expenses to Average Net Assets(b)	1.05%		1.13%	1.15%	1.15%	1.19%
Ratio of Net Investment Income to Average Net Assets	3.72	% (c)	(0.05)%	0.33%	0.59%	0.72%
Portfolio Turnover Rate	62%		43%	33%	48%	36%

(a)	Computed using average shares outstanding throughout the year.

(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended December 31, 2024, 2023, 2022, 2021, and 2020 were 1.23%, 1.27%, 1.26%, 1.17%, and 1.20%, respectively. The Global Fund expense ratio before waiver for the periods ended December 31, 2024, 2023, 2022, 2021, and 2020 were 1.29%, 1.35%, 1.33%, 1.31%, and 1.33%, respectively.

(c)	The income ratio for the fiscal year ended December 31, 2024 includes a non-cash dividend. If the non-cash dividend had not been received the income ratio would have been lower

Audit Opinion	/ 22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Longleaf Partners Funds Trust

Opinion of the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Longleaf Partners Funds Trust comprising Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) as of December 31, 2024, the related statements of operations, the statements of changes in net assets, the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors whose report dated February 23, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2025

Additional Information (Unaudited)	/ 23

The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. The exhibits for the most recent 1st and 3rd quarters are also available at www.southeasternasset.com.

Fund Trustees

Additional information about Fund Trustees is included in the SAI.

Changes in and Disagreements with Accountants

On September 18, 2024, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds, and the Audit Committee of the Board of Trustees approved Cohen & Company, Ltd. to serve as the independent registered public accounting firm of the Funds. There were no disagreements with EY during the Funds’ two most recent fiscal years or any subsequent interim period.

Proxy Disclosures

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

/ 24

Statement Regarding Basis for Approval of Investment Advisory Agreement (Unaudited)

Southeastern Asset Management Inc. Adviser to Longleaf Partners Fund (“Partners Fund”), Longleaf Partners Small-Cap Fund (“Small-Cap Fund”), Longleaf Partners International Fund (“International Fund”), Longleaf Partners Global Fund (“Global Fund”) *

In connection with the regular meeting held on September 18, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the of Longleaf Partners Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (each an “Advisory Agreement” and collectively the “Advisory Agreements”) between Southeastern Asset Management Inc. (the “Adviser”) and the Trust, with respect to the Partners Fund, Small-Cap Fund, International Fund and Global Fund (each a “Fund” and collectively the “Funds”). In considering the renewal of each Advisory Agreement, the Board received materials specifically relating to each Advisory Agreement.

The Trustees relied upon their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent, and Quality of Services

The Board noted that the Adviser selects brokerage firms for the execution of portfolio transactions and seeks to assure that the Funds receive best price and execution. The Board further noted the Adviser’s proactive role in addressing weaknesses in the U.S. market structure, and the quality of its analysis in this area. The Board considered the Adviser’s knowledge regarding market structure issues and the extensive research on execution quality which has been conducted to obtain the best possible results for its clients. The Board also considered the governing principles applied by the Adviser in managing the Funds, and the Adviser’s reputation for shareholder orientation and integrity.

Performance

Partners Fund. The Board considered the Partners Fund’s performance, noting that the Partners Fund’s total return performance, for the one-year period ended June 30, 2024, was 5.89%. They noted that the Partner’s Fund underperformed compared to benchmarks and the peer group average, but that the Partners Fund’s performance had remained stable relative to other annualized performance periods. The Board acknowledged that the Partners Fund’s objective was long-term capital growth. The Board concluded the overall performance was satisfactory.

Small-Cap Fund. The Board considered the Small-Cap Fund’s performance, noting that the Small-Cap Fund’s total return performance, for the one-year period ended June 30, 2024, was 13.73% which was an improvement relative to other annualized performance periods. The Board noted that the Small-Cap Fund outperformed the Lipper Small-Cap Value Index and Russell 2000 TR Index, however underperformed the Russell 3000 TR Index. They acknowledged that the Small-Cap Fund was being managed according to the Small-Cap Fund’s long-term capital growth objective and strategy. The Board concluded the overall performance was satisfactory.

International Fund. The Board considered the International Fund’s performance, noting that the total return performance, for the one-year period ended June 30, 2024, was 2.39%. The Board noted that the International Fund had underperformed compared to benchmarks and the peer group average, but that the International Fund’s performance remained stable relative to other annualized performance periods. They acknowledged that the International Fund was being managed according to the International Fund’s long-term capital growth objective and strategy. The Board concluded the overall performance was satisfactory.

/ 25

Global Fund. The Board considered the Global Fund’s performance, noting that the total return performance, for the one-year period ended June 30, 2024, was 6.62%. The Board noted that the Global Fund underperformed compared to benchmarks and the peer group average, but that the Global Fund’s performance remained stable relative to other annualized performance periods. They acknowledged that the Global Fund was being managed according to the Global Fund’s long-term capital growth objective and strategy. The Board concluded the overall performance was satisfactory

Cost of Services and Profits to be Realized

The Board reviewed the financial statements and cost allocation provided by the Adviser. The Board considered the reasons given by the Adviser to support its profitability. The Board concluded that the Adviser’s profitability in relation to the advisory services rendered to the Funds was not excessive.

Economies of Scale

Partners Fund. The Board acknowledged that there is a sharing of economies of scale derived from an increase in assets of the Partners Fund when assets exceeded $400 million. The Board also noted that the Adviser agreed to cap the Partners Fund’s fee at 0.79% through April 30, 2025. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Partners Fund fee levels reflect the sharing of economies of scale through applications of their breakpoints.

Small-Cap Fund. The Board acknowledged that there is a sharing of economies of scale derived from an increase in assets of the Small-Cap Fund when assets exceeded $400 million. The Board also noted that Southeastern agreed to a fee cap of 0.95% for the Small-Cap Fund through April 30, 2025. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Small-Cap Fund fee levels reflect the sharing of economies of scale through applications of their breakpoints.

International Fund. The Board acknowledged that there is a sharing of economies of scale derived from an increase in assets of the International Fund when assets exceeded $500 million. The Board also noted that the Adviser agreed to a fee cap of 1.05% for the International Fund through April 30, 2025.

Global Fund. The Board acknowledged that there would be a sharing of economies of scale derived from an increase in assets of the Global Fund if assets exceed $500 million. The Board also noted that the Adviser agreed to a fee cap of 1.05% for the Global Fund through April 30, 2025. The Board considered whether economies of scale had been reached with respect to the management of the Global Fund. The Board noted that the Global Fund remains below the breakpoint at this time.

Comparative Fees Paid by Similar Funds

Partners Fund. The Board evaluated the investment counsel fee paid to the Adviser, noting that its fee of 1% per annum on the first $400 million in net assets and 0.75% for assets above $400 million exceed those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced with respect to lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Partners Fund. The Board concluded that the advisory fee for the Partners Fund was not unreasonable.

Small-Cap Fund. The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1% per annum on the first $400 million in net assets and 0.75% for assets above $400 million exceed those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced with respect to lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Small-Cap Fund. The Board concluded that the advisory fee for the Small-Cap Fund was not unreasonable.

/ 26

International Fund. The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1.10% per annum on the first $500 million in net assets and 0.90% for assets above $500 million exceed those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced with respect to lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the International Fund. The Board concluded that the advisory fee for the International Fund was not unreasonable.

Global Fund. The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1.125% per annum on the first $500 million in net assets and 1.0% for assets above $500 million exceed those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced with respect to lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Global Fund. The Board concluded that the advisory fee for Global Fund was not unreasonable.

Conclusion

Having received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, the Board concluded that renewal of the Advisory Agreements was in the best interests of each Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Our Governing Principles

We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7 and Item 19

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(a)(5) Change in Independent Registered Public Accounting Firm and Letter of Agreement: Attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Longleaf Partners Funds Trust

By (Signature and Title)

/s/ O. Mason Hawkins

O. Mason Hawkins

Trustee

Longleaf Partners Funds Trust

Date 3/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ross Glotzbach

Ross Glotzbach

CEO, Southeastern Asset Management, Inc.

Functioning as principal executive officer under agreements

with Longleaf Partners Funds Trust and its separate series

Date 3/10/2025

By (Signature and Title)

/s/ Ryan S. Hocker

Ryan S. Hocker

Global Funds Treasurer, Southeastern Asset Management, Inc.

Functioning as principal financial officer under agreements with

Longleaf Partners Funds Trust and its separate series

Date 3/10/2025